EX-99.23.q

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Adirondack Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this  18  day of March, 2005.

ATTEST:

ADIRONDACK FUNDS

By:  /s/ Louis Morizio

By:  /s/ Gregory A. Roeder

Louis Morizio, Secretary

Gregory A. Roeder, President

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared Gregory A. Roeder, President and Louis Morizio, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 23rd day of March, 2005.

/s/ Nicholas Angel

Notary Public

My commission expires: 1/24/2009

CERTIFICATE

The undersigned, President of Adirondack Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held March  18 , 2005, and is in full force and effect:

"WHEREAS, Adirondack Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  March  18 , 2005

/s/ Gregory A. Roeder

Gregory A. Roeder, President

Adirondack Funds

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Adirondack Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  18th  day of March, 2005.

/s/ Wade Coton

Wade Coton

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared Wade Coton, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18 day of March, 2005.

___/s/ Louis Morizio__________

Notary Public

My commission expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Adirondack Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of March, 2005.

/s/ Louis Morizio

Louis Morizio

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared Louis Morizio, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 23rd day of March, 2005.

/s/ Nicholas Angel

Notary Public

My commission expires:  1/24/2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Adirondack Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act f 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 18 day of March, 2005.

___/s/ Kevin Gallagher_____

Kevin Gallagher

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared Kevin Gallagher, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18 day of March, 2005.

___/s/ Louis Morizio_________

Notary Public

My commission expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Adirondack Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act f 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 18 day of March, 2005.

__/s/ Norman Joseph Plourde___

Joseph Plourde

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared Joseph Plourde, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18 day of March, 2005.

___/s/ Louis Morizio______________

Notary Public

My commission expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Adirondack Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act f 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 18 day of March, 2005.

__/s/ Gregory A. Roeder____

Gregory A. Roeder

President

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared Gregory A. Roeder, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18 day of March, 2005.

__/s/ Louis Morizio____________

Notary Public

My commission expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Adirondack Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act f 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 18 day of March, 2005.

__/s/ Matthew P. Reiner_____

Matthew Reiner

Treasurer

STATE OF NEW YORK

)

)

ss:

COUNTY OF ALBANY

)

Before me, a Notary Public, in and for said county and state, personally appeared Matthew Reiner, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18 day of March, 2005.

      /s/ Louis Morizio

Notary Public

My commission expires: